EXHIBIT (m)(3)

                                     FORM OF
                                    AMENDMENT
                            DATED [FEBRUARY 17, 2006]
                                       TO
                                DISTRIBUTION PLAN
                             BETWEEN RYDEX ETF TRUST
                          AND RYDEX DISTRIBUTORS, INC.
                            DATED APRIL 11, 2003 AND
                          AS AMENDED FEBRUARY 11, 2005

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                                     FORM OF
                                  AMENDMENT TO
                                    EXHIBIT A
                                     TO THE
                                DISTRIBUTION PLAN
                            DATED APRIL 11, 2003 AND
                      AS AMENDED FEBRUARY 11, 2005 BETWEEN
                                 RYDEX ETF TRUST
                                       AND
                            RYDEX DISTRIBUTORS, INC.

The following amendment is made to EXHIBIT A of the Distribution Plan between Rydex ETF Trust (the "Trust") and Rydex Distributors, Inc., dated April 11, 2003, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

EXHIBIT A of the Agreement is amended, effective [February 17, 2006], to read as follows:

                                    EXHIBIT A

                              DATED APRIL 11, 2003

                                 RYDEX ETF TRUST
                                DISTRIBUTION FEES

      FUNDS
      -----

      S&P Equal Weight ETF
      Rydex Russell Top 50 ETF
      RYDEX S&P 500 PURE GROWTH ETF
      RYDEX S&P 500 PURE VALUE ETF
      RYDEX S&P MIDCAP 400 PURE GROWTH ETF
      RYDEX S&P MIDCAP 400 PURE VALUE ETF
      RYDEX S&P SMALLCAP 600 PURE GROWTH ETF
      RYDEX S&P SMALLCAP 600 PURE VALUE ETF

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      DISTRIBUTION FEES
      -----------------

      Distribution Services...........twenty-five basis points (.25%)
      DISTRIBUTION SERVICES...........TWENTY-FIVE BASIS POINTS (.25%)

      CALCULATION OF FEES
      -------------------

      Distribution fees are based on a percentage of the Funds' average daily net assets attributable to Shares of the Funds.

                          ADDITIONS ARE NOTED IN BOLD.